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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                          Date of Report: May 18, 2000



                                  Enron Corp.
             (Exact name of registrant as specified in its charter)


                                     Oregon
                 (State or other jurisdiction of incorporation)


             1-13159                                47-0255140
    (Commission File Number)              (IRS Employer Identification No.)


                Enron Building
              1400 Smith Street
                Houston, Texas                              77002
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 713-853-6161

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Item 7.  Exhibits.

        The registrant is filing herewith the following in connection with the offering of medium term notes pursuant to its registration statement on Form S-3 (No. 333-70465) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus and Prospectus Supplement dated May 18, 2000 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933:

        1.1 Form of Distribution Agreement between the registrant and any entity that serves as agent

        1.2      Form of Administrative Procedures


        8.1 Opinion and consent of Vinson & Elkins L.L.P. with respect to certain federal income tax matters.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENRON CORP.



                                           By: /s/ REX R. ROGERS
                                               --------------------------------
                                               Rex R. Rogers
                                               Vice President and
                                               Associate General Counsel




Dated:  May 18, 2000



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                               INDEX TO EXHIBITS


Exhibit
Number
-------

1.1 Form of Distribution Agreement between the registrant and any entity that serves as agent

1.2      Form of Administrative Procedures

8.1 Opinion and consent of Vinson & Elkins L.L.P. with respect to certain federal income tax matters.